UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

March 8, 2019

Date of Report (Date of earliest event reported)

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30419	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ON Semiconductor Corporation 5005 E. McDowell Road Phoenix, Arizona	85008
(Address of principal executive offices)	(Zip Code)

(602) 244-6600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 §CRF 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

On March 8, 2019, ON Semiconductor Corporation (the “Company”) presented business and financial information to institutional investors, analysts, members of the press, and the general public at a publicly available webcast meeting (the “Analyst Day Meeting”). Attached hereto as an exhibit and incorporated by reference herein is the Analyst Day Meeting presentation (the “Presentation”) made by: (1) Keith Jackson, President and Chief Executive Officer; (2) David Somo, Senior Vice President, Corporate Marketing and Solutions Engineering; (3) Vince Hopkin, Executive Vice President and General Manager, Analog Solutions Group; (4) Taner Ozcelik, Senior Vice President and General Manager, Intelligent Sensing Group; (5) Simon Keeton, Executive Vice President and General Manager, Power Solutions Group; (6) William Schromm, Executive Vice President and Chief Operating Officer; and (7) Bernard Gutmann, Executive Vice President, Chief Financial Officer, and Treasurer.

During the course of the Analyst Day Meeting, Company executives discussed the Company’s corporate strategy, financial performance, and business updates. The Presentation also includes forward-looking statements and cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated, as well as certain non-GAAP financial measures and reconciliations of those non-GAAP measures to applicable GAAP financial measures.

The information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished under Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

The below exhibits are furnished as part of this report.

Exhibit No.	Description

99.1	Analyst Day Meeting Presentation dated March 8, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ON SEMICONDUCTOR CORPORATION (Registrant)

Date: March 8, 2019	By:	/s/ BERNARD GUTMANN
Bernard Gutmann Executive Vice President, Chief Financial Officer, and Treasurer